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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 16, 2001



                            FIRST INDIANA CORPORATION
             (Exact name of registrant as specified in its charter)


           Indiana                   0-14354              35-1692825
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(State or jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)   File Number)           Identification No.)


        135 N. Pennsylvania Street, Suite 2800
                Indianapolis, Indiana                              46204
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       (Address of principal executive offices)                  (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 269-1200


                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

         On July 16, 2001, First Indiana Corporation (First Indiana) announced earnings and other financial data at and for the three and six month periods ended June 30, 2001.

         Pursuant to General Instruction F to Form 8-K, the press release issued July 16, 2001 concerning this financial data is incorporated herein by reference and is attached hereto as Exhibit 20.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits

                  Exhibit No.         Exhibit
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                         20           Press Release dated July 16, 2001

                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  FIRST INDIANA CORPORATION




Date: July 17, 2001            By:     /s/ Owen B. Melton, Jr.
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                                           Owen B. Melton, Jr.
                                           President